Exhibit 4.2

Execution Version

THIS AGREEMENT OR INSTRUMENT AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBJECT TO THAT CERTAIN INTERCREDITOR AGREEMENT DATED AS OF MAY 7, 2009, AMONG BANK OF AMERICA, N.A., AS FIRST LIEN AGENT, U.S. BANK NATIONAL ASSOCIATION, AS SECOND LIEN AGENT, SONIC AUTOMOTIVE, INC. AND THE SUBSIDIARIES OF SONIC AUTOMOTIVE, INC. PARTY THERETO (THE “INTERCREDITOR AGREEMENT”), AND EACH PARTY TO OR HOLDER OF THIS AGREEMENT OR INSTRUMENT, BY ITS ACCEPTANCE HEREOF, IRREVOCABLY AGREES TO BE BOUND BY THE PROVISIONS OF THE INTERCREDITOR AGREEMENT

SECURITIES PLEDGE AGREEMENT

THIS SECURITIES PLEDGE AGREEMENT (this “Pledge Agreement”) is made and entered into as of May 7, 2009 by SONIC AUTOMOTIVE, INC., a Delaware corporation (the “Company” and a “Pledgor”), EACH OF THE UNDERSIGNED SUBSIDIARIES OF THE COMPANY AND EACH OTHER PERSON WHO SHALL BECOME A PARTY HERETO BY EXECUTION OF A JOINDER AGREEMENT (each a “Pledgor”, and collectively with the Company, the “Pledgors”), and U.S. BANK NATIONAL ASSOCIATION, as collateral agent (together with any successor, the “Collateral Agent”) for the Trustee (as defined below) and each Holder (collectively with the Collateral Agent, the “Secured Parties”). All capitalized terms used but not otherwise defined herein shall have the respective meanings assigned thereto in the Indenture (as defined below).

W I T N E S S E T H:

WHEREAS, 6.00% Senior Secured Convertible Notes due 2012 of the Company (the “Securities”), in the original aggregate principal amount of $85,627,000.00 will be issued pursuant to the Indenture, dated as of May 7, 2009 (as amended, modified, supplemented, restated or amended and restated from time to time, the “Indenture”), among the Company, the Guarantors and U.S. Bank National Association, as trustee (the “Trustee”);

WHEREAS, each Guarantor has, pursuant to the Indenture, unconditionally guaranteed the Secured Obligations (as defined below);

WHEREAS, the Company and each other Pledgor will materially benefit from the issuance of the Securities; and

WHEREAS, it is a condition to the issuance and sale of the Securities that the Pledgors execute and deliver this Pledge Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:

1. Pledge of Pledged Interests; Other Collateral.

(a) Each Pledgor hereby grants, pledges and collaterally assigns to the Collateral Agent for the benefit of the Secured Parties a security interest in all of the following items of property in which it now has or may at any time hereafter acquire an interest or the power to transfer rights therein, and wheresoever located as collateral security for the payment, performance and satisfaction of all of the Indenture Obligations and the payment and performance of each Pledgor’s obligations and liabilities (whether now existing or hereafter arising) hereunder or under any other Note Document to which it is now or hereafter becomes a party (such Indenture Obligations, obligations and liabilities of the Pledgors referred to collectively as the “Secured Obligations”):

(i) all of the Capital Stock of certain of its Subsidiaries as more particularly described on Schedule I attached hereto (collectively, the “Pledged Interests”) (such Subsidiaries, together with all other Subsidiaries whose Capital Stock are required to be subject to this Pledge Agreement from time to time, are hereinafter referred to collectively as the “Pledged Subsidiaries”);

(ii) all money, securities, security entitlements and other investment property, dividends, rights, general intangibles and other property at any time and from time to time (x) declared or distributed in respect of or in exchange for or on conversion of any Pledged Interest, or (y) by its or their terms exchangeable or exercisable for or convertible into any Pledged Interest;

(iii) all other property of whatever character or description, including money, securities, security entitlements and other investment property, and general intangibles hereafter delivered to the Collateral Agent in substitution for or as an addition to any of the foregoing;

(iv) all securities accounts to which may at any time be credited any or all of the foregoing or any proceeds thereof and all certificates and instruments representing or evidencing any of the foregoing or any proceeds thereof; and

(v) all proceeds of any of the foregoing.

All such Pledged Interests, certificates, instruments, cash, securities, interests, dividends, rights and other property referred to in clauses (i) through (v) of this Section 1 are herein collectively referred to as the “Collateral”; provided, however, that Collateral shall not include any Excluded Property (as defined in the Security Agreement, dated as of the date hereof (as amended, modified, supplemented, restated or amended and restated from time to time, the “Security Agreement”), among the grantors party thereto and the Collateral Agent).

(b) Subject to Section 11(a) and Section 2, each Pledgor agrees to deliver all certificates, instruments or other documents representing any Collateral to the Collateral Agent, or an agent or bailee of the Collateral Agent, at such location as the Collateral Agent shall from time to time designate by written notice pursuant to Section 23 for its custody at all times until termination of this Pledge Agreement, together with such instruments of assignment and transfer as requested by the Collateral Agent.

(c) Each Pledgor agrees to execute and deliver, or cause to be executed and delivered by other Persons, at Pledgor’s expense, all share certificates, documents, instruments, agreements, financing statements (and amendments thereto and continuations thereof), assignments or other writings to carry out the terms of this Pledge Agreement or to protect or enforce the Collateral Agent’s Lien and security interest in the Collateral hereunder granted to the Collateral Agent for the benefit of the Secured Parties and further agrees to do and cause to be done upon the Collateral Agent’s request, at Pledgor’s expense, all things necessary or advisable to perfect and keep in full force and effect the Lien in the Collateral hereunder granted to the Collateral Agent for the benefit of the Secured Parties, including the prompt payment of all out-of-pocket fees and expenses incurred in connection with any filings made to perfect or continue the Lien and security interest in the Collateral hereunder granted in favor of the Collateral Agent for the benefit of the Secured Parties.

(d) All filing fees, advances, charges, costs and expenses (including fees, charges and disbursements of counsel (“Attorney Costs”)), incurred or paid by the Collateral Agent or any Holder in exercising any right, power or remedy conferred by this Pledge Agreement, or in the enforcement thereof, shall become a part of the Secured Obligations secured hereunder and shall be paid to the Collateral Agent for the benefit of the Secured Parties by the Pledgor in respect of which the same was incurred immediately upon demand therefor, and any amounts not so paid on demand (in addition to other rights and remedies resulting from such nonpayment) shall bear interest from the date of demand until paid in full at the then applicable interest rate borne by the Securities.

(e) Each Pledgor agrees to register and cause to be registered the interest of the Collateral Agent, for the benefit of the Secured Parties, in the Collateral on its own books and records and the registration books of each of the Pledged Subsidiaries.

(f) Notwithstanding anything to the contrary in this Pledge Agreement or any other Note Document, no Pledgor shall be required to deliver to the Collateral Agent, or an agent or bailee of the Collateral Agent, any of the items described in Section 3(b) of the Security Agreement.

2. Second Priority Nature of Liens.

Notwithstanding anything herein to the contrary, the lien and security interest granted to the Collateral Agent pursuant to this Pledge Agreement shall be a second priority lien on and security interest in the Collateral to the extent provided in the Intercreditor Agreement and the exercise of any right or remedy by the Collateral Agent hereunder is subject to the provisions of the Intercreditor Agreement. In the event of any conflict between the terms of the Intercreditor Agreement and this Pledge Agreement, the terms of the Intercreditor Agreement shall govern and control. Notwithstanding anything herein to the contrary, prior to the Discharge of the First Lien Debt (as defined in the Intercreditor Agreement), the requirements of this Pledge

Agreement to physically deliver any Collateral to the Collateral Agent shall be deemed satisfied by delivery of such Collateral to the First Lien Agent (as defined in the Intercreditor Agreement), as agent and bailee of the Collateral Agent, in accordance with the Intercreditor Agreement.

3. Status of Pledged Interests. Each Pledgor hereby represents, warrants and covenants to the Collateral Agent for the benefit of the Secured Parties, with respect to itself and the Collateral as to which it has or acquires any interest, that:

(a) All of the Pledged Interests are, as of the date of execution of this Pledge Agreement or Joinder Agreement by each Pledgor pledging such Pledged Interests (such date as applicable with respect to each Pledgor, its “Applicable Date”), and shall at all times thereafter be validly issued and outstanding, fully paid and non-assessable, are accurately described on Schedule I, and (except as set forth on Schedule I) constitute all of the issued and outstanding Capital Stock of each Pledged Subsidiary.

(b) The Pledgor is as at its Applicable Date and shall at all times thereafter (subject to dispositions permitted under the Indenture) be the sole record and beneficial owner of the Pledged Interests, free and clear of all Liens, charges, equities, options, hypothecations, encumbrances and restrictions on pledge or transfer, including transfer of voting rights (other than Permitted Liens), the pledge hereunder and applicable restrictions pursuant to federal and state and applicable foreign securities laws). Without limiting the foregoing, the Pledged Interests are not and will not be subject to any voting trust, shareholders agreement, right of first refusal, voting proxy, power of attorney or other similar arrangement (other than the rights hereunder in favor of the Collateral Agent and any such rights granted in connection with Permitted Liens).

(c) At no time shall any Pledged Interests (i) be held or maintained in the form of a security entitlement or credited to any securities account and (ii) which constitute a “security” (or as to which the related Pledged Subsidiary has elected to have treated as a “security”) under Article 8 of the Uniform Commercial Code of the State of North Carolina or of any other jurisdiction whose laws may govern (the “UCC”) be maintained in the form of uncertificated securities. With respect to Pledged Interests that are “securities” under the UCC, or as to which the issuer has elected at any time to have such interests treated as “securities” under the UCC, such Pledged Interests are, and shall at all times be, represented by the share certificates listed on Schedule I hereto, which share certificates, with stock powers duly executed in blank by the Pledgor, have been delivered to the Collateral Agent, or an agent or bailee of the Collateral Agent, or are being delivered to the Collateral Agent, or an agent or bailee of the Collateral Agent, simultaneously herewith or, in the case of Additional Interests as defined in Section 22, shall be delivered pursuant to Section 22. In addition, with respect to all Pledged Interests, including Pledged Interests that are not “securities” under the UCC and as to which the applicable Pledged Subsidiary has not elected to have such interests treated as “securities” under the UCC, the Pledgor has at its Applicable Date delivered to the Collateral Agent (or has previously delivered to the Collateral Agent or, in case of Additional Interests shall deliver pursuant to Section 22) Uniform Commercial Code financing statements (or appropriate amendments thereto) duly authorized by the Pledgor and naming the Collateral Agent for the benefit of the Secured Parties as “secured party,”

in form, substance and number sufficient in the reasonable opinion of the Collateral Agent to be filed in all UCC filing offices and in all jurisdictions in which filing is necessary or advisable to perfect in favor of the Collateral Agent for the benefit of the Secured Parties the Lien on such Pledged Interests, together with all required filing fees. Without limiting the foregoing provisions of this Section 3(c), with respect to any Pledged Interests issued by any Subsidiary organized under the laws of a jurisdiction other than the United States (a “Foreign Subsidiary”), Pledgor shall deliver or cause to be delivered, (i) in addition to or in substitution for all or any of the foregoing items, as the Collateral Agent may elect, such other instruments, certificates, agreements, notices, filings, and other documents, and take or cause to be taken such other action, as necessary or advisable under the laws of the jurisdiction of formation of such Foreign Subsidiary, to grant, perfect and protect as a Lien in such Collateral in favor of the Collateral Agent for the benefit of the Secured Parties, and (ii) an opinion of counsel reasonably acceptable in form and substance to the Collateral Agent issued by a law firm licensed to practice law in such foreign jurisdiction.

(d) It has full corporate power, legal right and lawful authority to execute this Pledge Agreement (and any Joinder Agreement applicable to it) and to pledge, assign and transfer its Pledged Interests in the manner and form hereof.

(e) The pledge, assignment and delivery of its Pledged Interests (along with undated stock powers executed in blank, financing statements and other agreements referred to in Section 3(c) hereof) to the Collateral Agent, or an agent or bailee of the Collateral Agent, for the benefit of the Secured Parties pursuant to this Pledge Agreement (or any Joinder Agreement) creates or continues, as applicable, a valid and perfected security interest in such Pledged Interests in favor of the Collateral Agent for the benefit of the Secured Parties, securing the payment of the Secured Obligations, assuming, in the case of the Pledged Interests which constitute certificated “securities” under the UCC, continuous and uninterrupted possession by or on behalf of the Collateral Agent. The Pledgor will at its own cost and expense defend the Secured Parties’ right, title and security interest in and to the Collateral against the claims and demands of all persons whomsoever.

(f) Except as otherwise expressly provided herein or pursuant to a disposition permitted under the Indenture, none of the Pledged Interests (nor any interest therein or thereto) shall be sold, transferred or assigned without the Collateral Agent’s prior written consent, which may be withheld for any reason.

(g) It shall at all times cause the Pledged Interests of such Pledgor that constitute “securities” (or as to which the issuer elects to have treated as “securities”) under the UCC to be represented by the certificates now and hereafter delivered to the Collateral Agent, or an agent or bailee of the Collateral Agent, in accordance with Sections 1, 3 and 22 hereof and that it shall cause each of the Pledged Subsidiaries as to which it is the Pledgor not to issue any Capital Stock, or securities convertible into, or exchangeable or exercisable for, Capital Stock, at any time during the term of this Pledge Agreement unless the Pledged Interests of such Pledge Subsidiary are issued solely to either (y) such Pledgor who shall immediately comply with Sections 3 and 22 hereof with respect to such property or (z) the Company or another Guarantor who shall immediately pledge such additional Capital Stock to the Collateral Agent for the benefit of the Secured Parties pursuant to Section 22 or 24 hereof, as applicable, on substantially identical terms as are contained herein and deliver or cause to be delivered the appropriate documents described in Section 3(c) hereof to the Collateral Agent, or an agent or bailee of the Collateral Agent, and take such further actions as necessary to perfect a security interest in such Capital Stock.

(h) The exact legal name and address, type of Person, jurisdiction of formation, jurisdiction of formation identification number (if any), and location of the chief executive office of each Pledgor is as specified on Schedule II attached hereto. No Pledgor shall change its name, jurisdiction of formation (whether by reincorporation, merger or otherwise), or the location of its chief executive office, except upon giving not less than thirty (30) days’ prior written notice to the Collateral Agent and taking or causing to be taken all such action at such Pledgor’s expense as may be reasonably requested by the Collateral Agent to perfect or maintain the perfection of the Lien of the Collateral Agent in Collateral.

4. Preservation and Protection of Collateral; Collateral Agent.

(a) The Collateral Agent shall be under no duty or liability with respect to the collection, protection or preservation of the Collateral, or otherwise, beyond the use of reasonable care in the custody and preservation thereof while in its possession. The rights, privileges, protections, immunities and indemnities in favor of the Collateral Agent in the Security Agreement shall be incorporated herein by reference and shall form a part of this Pledge Agreement.

(b) Each Pledgor agrees to pay when due all taxes, charges, Liens and assessments against the Collateral in which it has an interest, unless being contested in good faith by appropriate proceedings diligently conducted and against which adequate reserves have been established in accordance with GAAP applied on a basis consistent with that used in preparing the audited financial statements of the Company and provided that all enforcement proceedings in the nature of levy or foreclosure are effectively stayed. Upon the failure of any Pledgor to so pay or contest such taxes, charges, Liens or assessments, or upon the failure of any Pledgor to pay any amount pursuant to Section 1(c), the Collateral Agent at its option may pay or contest any of them (the Collateral Agent having the sole right to determine the legality or validity and the amount necessary to discharge such taxes, charges, Liens or assessments) but shall not have any obligation to make any such payment or contest. All sums so disbursed by the Collateral Agent, including Attorney Costs, court costs, expenses and other charges related thereto, shall be payable on demand by the applicable Pledgor to the Collateral Agent and shall be additional Secured Obligations secured by the Collateral, and any amounts not so paid on demand (in addition to other rights and remedies resulting from such nonpayment) shall bear interest from the date of demand until paid in full at the then applicable interest rate borne by the Securities.

(c) Each Pledgor hereby (i) irrevocably authorizes the Collateral Agent to (but the Collateral Agent shall have no duty to) file (with, or to the extent permitted by applicable law, without the signature of the Pledgor appearing thereon) financing statements (including amendments thereto and continuations and copies thereof) showing such Pledgor as “debtor” at such time or times and in all filing offices as the Collateral Agent may from time to time reasonably determine to be necessary or advisable to perfect or protect the rights of the Collateral Agent and the Secured Parties hereunder, or otherwise to give effect to the transactions herein contemplated, and (ii) irrevocably ratifies and acknowledges all such actions taken by or on behalf of the Collateral Agent prior to the Applicable Date.

5. Default. Upon the occurrence and during the continuance of any Event of Default, the Collateral Agent is given full power and authority, then or at any time thereafter, to sell, assign, deliver or collect the whole or any part of the Collateral, or any substitute therefor or any addition thereto, in one or more sales, with or without any previous demands or demand of performance or, to the extent permitted by law, notice or advertisement, in such order as the Collateral Agent may elect; and any such sale may be made either at public or private sale at the Collateral Agent’s place of business or elsewhere, either for cash or upon credit or for future delivery, at such price or prices as the Collateral Agent may reasonably deem fair; and the Collateral Agent or any other Secured Party may be the purchaser of any or all Collateral so sold and hold the same thereafter in its own right free from any claim of any Pledgor or right of redemption. Demands of performance, advertisements and presence of property and sale and notice of sale are hereby waived to the extent permissible by law. Any sale hereunder may be conducted by an auctioneer or any officer or agent of the Collateral Agent. Each Pledgor recognizes that the Collateral Agent may be unable to effect a public sale of the Collateral by reason of certain prohibitions contained in the Securities Act, and applicable state law, and may be otherwise delayed or adversely affected in effecting any sale by reason of present or future restrictions thereon imposed by governmental authorities, and that as a consequence of such prohibitions and restrictions the Collateral Agent may be compelled (i) to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof, or (ii) to seek regulatory approval of any proposed sale or sales, or (iii) to limit the amount of Collateral sold to any Person or group. Each Pledgor agrees and acknowledges that private sales so made may be at prices and upon terms less favorable to such Pledgor than if such Collateral was sold either at public sales or at private sales not subject to other regulatory restrictions, and that the Collateral Agent has no obligation to delay the sale of any of the Collateral for the period of time necessary to permit the Pledged Subsidiary to register or otherwise qualify the Collateral, even if such Pledged Subsidiary would agree to register or otherwise qualify such Collateral for public sale under the Securities Act or applicable state law. Each Pledgor further agrees, to the extent permitted by applicable law, that the use of private sales made under the foregoing circumstances to dispose of the Collateral shall be deemed to be dispositions in a commercially reasonable manner. Each Pledgor hereby acknowledges that a ready market may not exist for the Pledged Interests if they are not traded on a national securities exchange or quoted on an automated quotation system and agrees and acknowledges that in such event the Pledged Interests may be sold for an amount less than a pro rata share of the fair market value of the Pledged Subsidiary’s assets minus its liabilities. In addition to the foregoing, the Secured Parties may exercise such other rights and remedies as may be available under the Indenture or any Note Document, at law (including without limitation the UCC) or in equity.

6. Proceeds of Sale. As a result of the collection, liquidation, sale, or other disposition of the Collateral by the Collateral Agent or the First Lien Agent (as defined in the Intercreditor Agreement) upon the exercise of any remedy with respect to the Collateral during the continuance of any Event of Default, the net cash proceeds shall be applied first to the expenses (including all Attorney Costs) of retaking, holding, storing, processing and preparing for sale, selling, collecting, liquidating and the like, and then to the satisfaction of all Secured Obligations in accordance with the terms of Section 406 of the Indenture. Each Pledgor shall be liable to the Collateral Agent, for the benefit of the Secured Parties, and shall pay to the Collateral Agent, for the benefit of the Secured Parties, on demand any deficiency which may remain after such sale, disposition, collection or liquidation of the Collateral.

7. Presentments, Demands and Notices. The Collateral Agent shall not be under any duty or obligation whatsoever to make or give any presentments, demands for performances, notices of nonperformance, protests, notice of protest or notice of dishonor in connection with any obligations or evidences of indebtedness held thereby as collateral, or in connection with any obligations or evidences of indebtedness which constitute in whole or in part the Secured Obligations secured hereunder.

8. Attorney-in-Fact. Each Pledgor hereby appoints the Collateral Agent as the Pledgor’s attorney-in-fact for the purposes of carrying out the provisions of this Pledge Agreement and taking any action and executing any instrument which the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest; provided, that the Collateral Agent shall have and may exercise rights under this power of attorney only upon the occurrence and during the continuance of an Event of Default. Without limiting the generality of the foregoing, upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have the right and power to receive, endorse and collect all checks and other orders for the payment of money made payable to any Pledgor representing any dividend, interest payment, principal payment or other distribution payable or distributable in respect to the Collateral or any part thereof and to give full discharge for the same.

9. Reinstatement. The granting of a security interest in the Collateral and the other provisions hereof shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Secured Obligations is rescinded or must otherwise be returned by any Secured Party or is repaid by any Secured Party in whole or in part in good faith settlement of a pending or threatened avoidance claim, whether upon the insolvency, bankruptcy or reorganization of any Pledgor or any other Guarantor or otherwise, all as though such payment had not been made. The provisions of this Section 9 shall survive repayment of all of the Secured Obligations and the termination or expiration of this Pledge Agreement in any manner.

10. Waiver by the Pledgors. Each Pledgor waives to the extent permitted by applicable law (a) any right to require any Secured Party or any other obligee of the Secured Obligations to (i) proceed against any Person or entity, including without limitation the Company or any Guarantor, (ii) proceed against or exhaust any Collateral or other collateral for the

Secured Obligations, or (iii) pursue any other remedy in its power, (b) any defense arising by reason of any disability or other defense of any other Person, or by reason of the cessation from any cause whatsoever of the liability of any other Person or entity, (c) any right of subrogation, (d) any right to enforce any remedy which any Secured Party or any other obligee of the Secured Obligations now has or may hereafter have against any other Person and any benefit of and any right to participate in any collateral or security whatsoever now or hereafter held by the Collateral Agent for the benefit of the Secured Parties. Each Pledgor authorizes the Collateral Agent and the Trustee without notice (except notice required by applicable law) or demand and without affecting its liability under the Indenture, this Pledge Agreement or any other Security Document from time to time to: (x) take and hold security, other than the Collateral herein described, for the payment of such Secured Obligations or any part thereof, and exchange, enforce, waive and release the Collateral herein described or any part thereof or any such other security; and (y) apply such Collateral or other security and direct the order or manner of sale thereof as the Collateral Agent or the Trustee in its discretion may determine.

The Collateral Agent may at any time deliver (without representation, recourse or warranty) the Collateral or any part thereof to a Pledgor and the receipt thereof by such Pledgor shall be a complete and full acquittance for the Collateral so delivered, and the Collateral Agent shall thereafter be discharged from any liability or responsibility therefor.

11. Dividends and Voting Rights.

(a) All dividends and other distributions with respect to any of the Pledged Interests shall be subject to the pledge hereunder, provided, however, that cash dividends paid to a Pledgor as record owner of the Pledged Interests, to the extent permitted by the Indenture to be declared and paid, may be retained by such Pledgor.

(b) So long as no Event of Default shall have occurred and be continuing, the registration of the Collateral in the name of each Pledgor as record and beneficial owner shall not be changed and each Pledgor shall be entitled to exercise all voting and other rights and powers pertaining to the Collateral for all purposes not inconsistent with the terms hereof or the Indenture.

(c) Upon the occurrence and during the continuance of any Event of Default, at the option of the Collateral Agent, all rights of each of the Pledgors to exercise the voting or consensual rights and powers which it is authorized to exercise pursuant to subsection (b) above shall cease and the Collateral Agent may thereupon (but shall not be obligated to), at its request, cause such Collateral to be registered in the name of the Collateral Agent or its nominee or agent for the benefit of the Secured Parties and/or exercise such voting or consensual rights and powers as appertain to ownership of such Collateral, and to that end each Pledgor hereby appoints the Collateral Agent as its proxy, with full power of substitution, to vote and exercise all other rights as a shareholder with respect to such Pledged Interests hereunder upon the occurrence and during the continuance of any Event of Default, which proxy is coupled with an interest and is irrevocable until the termination of this Pledge Agreement, and each Pledgor hereby agrees to provide such further proxies as the Collateral Agent may request; provided, however, that the Collateral Agent in its discretion may from time to time refrain from exercising, and shall not be obligated to exercise, any such voting or consensual rights or such proxy.

12. Continued Powers. Until the termination of this Pledge Agreement, the power of sale and other rights, powers and remedies granted to the Collateral Agent for the benefit of the Secured Parties hereunder shall continue to exist and may, at any time after the occurrence and during the continuance of an Event of Default, be exercised by the Collateral Agent at any time and from time to time irrespective of the fact that any of the Secured Obligations or any part thereof may have become barred by any statute of limitations or that any part of the liability of any Pledgor may have ceased.

13. Other Rights. The rights, powers and remedies given to the Collateral Agent for the benefit of the Secured Parties by this Pledge Agreement shall be in addition to all rights, powers and remedies given to the Collateral Agent or any Secured Party under the Indenture or any other Note Document or by virtue of any statute or rule of law. Any forbearance or failure or delay by the Collateral Agent in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of such right, power or remedy, and any single or partial exercise of any right, power or remedy hereunder shall not preclude the further exercise thereof; and every right, power and remedy of the Secured Parties shall continue in full force and effect until such right, power or remedy is specifically waived in accordance with the terms of the Indenture.

14. Anti-Marshaling Provisions. The right is hereby given by each Pledgor to the Collateral Agent, for the benefit of the Secured Parties, to make releases (whether in whole or in part) of all or any part of the Collateral agreeable to the Collateral Agent without notice to, or the consent, approval or agreement of other parties and interests, including junior lienors, which releases shall not impair in any manner the validity of or priority of the Liens and security interests in the remaining Collateral conferred hereunder, nor release any Pledgor from personal liability for the Secured Obligations. Notwithstanding the existence of any other security interest in the Collateral held by the Collateral Agent, for the benefit of the Secured Parties, the Collateral Agent shall have the right to determine the order in which any or all of the Collateral shall be subjected to the remedies provided in this Pledge Agreement. Each Pledgor hereby waives any and all right to require the marshaling of assets in connection with the exercise of any of the remedies permitted by applicable law or provided in the Indenture or in any Note Document.

15. Entire Agreement. This Pledge Agreement and each Joinder Agreement, together with the Indenture, the Intercreditor Agreement and the other Note Documents, constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior negotiations, agreements and understandings, inducements, commitments or conditions, express or implied, oral or written, except as herein contained. The express terms hereof and of the Joinder Agreements control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof and thereof. Neither this Pledge Agreement nor any Joinder Agreement nor any portion or provision hereof or thereof may be changed, altered, modified, supplemented, discharged, canceled, terminated, or amended orally or in any manner other than as provided in the Indenture.

16. Further Assurances. Each Pledgor agrees at its own expense to do such further acts and things, and to execute and deliver, and cause to be executed and delivered as may be necessary or advisable to give effect thereto, such additional conveyances, assignments, financing statements, documents, certificates, stock powers, agreements and instruments, in connection with the administration or enforcement of this Pledge Agreement or any Joinder Agreement or related to the Collateral or any part thereof or in order better to assure and confirm unto the Collateral Agent its rights, powers and remedies for the benefit of the Secured Parties hereunder or thereunder. Each Pledgor hereby consents and agrees that the Pledged Subsidiaries and all other Persons, shall be entitled to accept the provisions hereof and of the Joinder Agreements as conclusive evidence of the right of the Collateral Agent, on behalf of the Secured Parties, to exercise its rights, privileges, and remedies hereunder and thereunder with respect to the Collateral, notwithstanding any other notice or direction to the contrary heretofore or hereafter given by any Pledgor or any other Person to any of such Pledged Subsidiaries or other Persons.

17. Binding Agreement; Assignment. This Pledge Agreement and each Joinder Agreement, and the terms, covenants and conditions hereof and thereof, shall be binding upon and inure to the benefit of the parties hereto, and to their respective successors and assigns, except that no Pledgor shall be permitted to assign this Pledge Agreement, any Joinder Agreement or any interest herein or therein or in the Collateral, or any part thereof or interest therein, or otherwise pledge, encumber or grant any option with respect to the Collateral, or any part thereof, or any cash or property held by the Collateral Agent as Collateral under this Pledge Agreement. All references herein to the Collateral Agent and to the Secured Parties (including Holders of Securities) shall include any successor thereof or permitted assignee, and any other obligees from time to time of the Secured Obligations.

18. Release of Liens.

(a) If any part of the Collateral is sold, transferred or otherwise disposed of in compliance with the requirements of the Indenture, then in each such case, such Collateral shall automatically be released from the Liens and security interest granted to the Collateral Agent for the benefit of the Secured Parties under this Pledge Agreement. Upon any Pledgor’s request, the Collateral Agent shall (upon receipt of a written certification of an officer of the Company, which states that the Collateral Agent has received all documents, if any, required by the Trust Indenture Act (if the Trust Indenture Act is then applicable to the Indenture) and the Indenture) promptly execute and deliver to such Pledgor, at such Pledgor’s expense, all UCC termination statements, releases and similar documents that such Pledgor shall reasonably request to terminate of record, or otherwise give appropriate notice of the termination of, any Lien conferred hereunder in connection with the making of such sales, dispositions or other transfers or such Lien releases; provided, that the Collateral Agent shall not be required to take any action or execute or deliver any document if doing so would violate the terms of the Intercreditor Agreement or the Indenture.

(b) If all or substantially all of the Collateral is required to be released in accordance with the Indenture with the consent of the Holders, then in each such case, at the request and expense of any Pledgor, the Collateral Agent, having received the consent of the requisite Holders as required under the Indenture, will (upon receipt of a written certification of a Responsible Officer of the Company that the Trustee has received all documents, if any, required by the Trust Indenture Act (if the Trust Indenture Act is then applicable to the Indenture) and the Indenture) duly release from the security interest created hereby and, with respect to Collateral in the physical possession of the Collateral Agent, deliver to such Pledgor (without recourse and without representation or warranty) such of the Collateral as is then being (or has been) so released and has not theretofore been released pursuant to this Pledge Agreement, and execute and deliver to such Pledgor, at such Pledgor’s expense, all UCC termination statements, releases and similar documents that such Pledgor shall reasonably request to terminate of record, or otherwise give appropriate notice of the termination of, any Lien conferred hereunder in connection with such release of all or substantially all of the Collateral; provided, that the Collateral Agent shall not be required to take any action or execute or deliver any document if doing so would violate the terms of the Intercreditor Agreement or the Indenture.

19. Severability. The provisions of this Pledge Agreement are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, but this Pledge Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

20. Counterparts. This Pledge Agreement may be executed in any number of counterparts each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Pledge Agreement to produce or account for more than one such counterpart executed by the Pledgor against whom enforcement is sought.

21. Termination. Subject to the provisions of Section 9, this Pledge Agreement and each Joinder Agreement, and all obligations of the Pledgors hereunder (excluding those obligations and liabilities that expressly survive such termination) shall terminate without delivery of any instrument or performance of any act by any party when the Second Priority Liens have been released, in whole, in accordance with the terms and conditions of Section 1505 of the Indenture. Upon such termination of this Pledge Agreement, the Collateral Agent shall, at the sole expense of the Pledgors, promptly deliver to the Pledgors the certificates evidencing its shares of Pledged Interests (and any other property received as a dividend or distribution or otherwise in respect of such Pledged Interests to the extent then held by the Collateral Agent as additional Collateral hereunder), together with any cash then constituting the Collateral not then sold or otherwise disposed of in accordance with the provisions hereof, and take such further actions at the request of the Pledgors as may be necessary to effect the same.

22. Additional Interests. If any Pledgor shall at any time acquire or hold any additional Pledged Interests, including any Pledged Interests issued by any Subsidiary not listed on Schedule I hereto which are required to be subject to a Lien pursuant to this Pledge Agreement by the terms hereof or of any provision of the Indenture (any such shares being referred to herein as the “Additional Interests”), such Pledgor shall deliver to the Collateral Agent for the benefit of the Secured Parties (i) a Pledge Agreement Supplement in the form of Exhibit A hereto with respect to such Additional Interests duly completed and executed by such Pledgor and (iii) any other document required in connection with such Additional Interests as described in Section 3(c). Each Pledgor shall comply with the requirements of this Section 22, as promptly as practical upon the acquisition of any such Additional Interests; provided, however, that the failure to comply with the provisions of this Section 22 shall not impair the Lien on Additional Interests conferred hereunder.

23. Notices. Any notice required or permitted hereunder shall be given in accordance with Section 106 of the Indenture.

24. Joinder. Each Person who shall at any time execute and deliver to the Collateral Agent a Joinder Agreement (including each Person required to deliver a Joinder Agreement pursuant to Section 913(b) of the Indenture) shall thereupon irrevocably, absolutely and unconditionally become a party hereto and obligated hereunder as a Pledgor and shall have thereupon pursuant to Section 1 hereof granted a security interest in and collaterally assigned and pledged to the Collateral Agent for the benefit of the Secured Parties all Pledged Interests which it has at its Applicable Date or thereafter acquires any interest or the power to transfer, and all references in the Indenture and any other Note Document to the Pledgors or to the parties to this Pledge Agreement shall be deemed to include such Person as a Pledgor hereunder. Each Joinder Agreement shall be accompanied by the Supplemental Schedules referred to therein, appropriately completed with information relating to the Pledgor executing such Joinder Agreement and its property. Each of the applicable Schedules attached hereto shall be deemed amended and supplemented without further action by such information reflected on the Supplemental Schedules to each Joinder Agreement.

25. Governing Law; Waivers.

(a) THIS PLEDGE AGREEMENT AND EACH JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

(b) EACH PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY AGREES AND CONSENTS THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT OR ANY JOINDER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN MAY BE INSTITUTED IN ANY STATE OR FEDERAL COURT SITTING IN NEW YORK COUNTY, STATE OF NEW YORK, UNITED STATES OF AMERICA AND, BY THE EXECUTION AND DELIVERY OF THIS PLEDGE AGREEMENT OR A JOINDER AGREEMENT, EXPRESSLY WAIVES ANY OBJECTION THAT IT MAY HAVE NOW OR HEREAFTER TO THE LAYING OF THE VENUE OR TO THE JURISDICTION OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

(c) EACH PLEDGOR AGREES THAT SERVICE OF PROCESS MAY BE MADE BY PERSONAL SERVICE OF A COPY OF THE SUMMONS AND

COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, OR BY REGISTERED OR CERTIFIED MAIL (POSTAGE PREPAID) TO THE ADDRESS OF SUCH PLEDGOR PROVIDED IN SECTION 23 OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER THE APPLICABLE LAWS IN EFFECT IN THE STATE OF NORTH CAROLINA.

(d) NOTHING CONTAINED IN SUBSECTIONS (b) OR (c) HEREOF SHALL PRECLUDE THE COLLATERAL AGENT FROM BRINGING ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT OR ANY JOINDER AGREEMENT OR THE OTHER NOTE DOCUMENTS IN THE COURTS OF ANY PLACE WHERE ANY PLEDGOR OR ANY OF SUCH PLEDGOR’S PROPERTY OR ASSETS MAY BE FOUND OR LOCATED. TO THE EXTENT PERMITTED BY THE APPLICABLE LAWS OF ANY SUCH JURISDICTION, EACH PLEDGOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT AND EXPRESSLY WAIVES, IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING, OBJECTION TO THE EXERCISE OF JURISDICTION OVER IT AND ITS PROPERTY BY ANY SUCH OTHER COURT OR COURTS WHICH NOW OR HEREAFTER, BY REASON OF ITS PRESENT OR FUTURE DOMICILE, OR OTHERWISE, MAY BE AVAILABLE UNDER APPLICABLE LAW.

(e) IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER OR RELATED TO THIS PLEDGE AGREEMENT OR ANY JOINDER AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THE FOREGOING, EACH PARTY HEREBY AGREES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PERSON MAY HAVE TO TRIAL BY JURY IN ANY SUCH ACTION, SUIT OR PROCEEDING.

(f) EACH PLEDGOR HEREBY EXPRESSLY WAIVES ANY OBJECTION IT MAY HAVE THAT ANY COURT TO WHOSE JURISDICTION IT HAS SUBMITTED PURSUANT TO THE TERMS HEREOF IS AN INCONVENIENT FORUM.

IN WITNESS WHEREOF, the parties have duly executed this Pledge Agreement on the day and year first written above.

PLEDGORS:

SONIC AUTOMOTIVE, INC.

By:	/s/ Stephen K. Coss
Name:	Stephen K. Coss, Senior VP,
Title:	General Counsel, and Secretary

FAA HOLDING CORP.

FIRSTAMERICA AUTOMOTIVE, INC.

L DEALERSHIP GROUP, INC.

SAI AL HC1, INC.

SAI FL HC3, INC.

SAI FL HC4, INC.

SAI FL HC7, INC.

SAI MD HCI, INC.

SAI OK HC1, INC.

SAI TN HC1, LLC

SAI TN HC2, LLC

SONIC AUTOMOTIVE OF NEVADA, INC.

SONIC AUTOMOTIVE WEST, LLC

SONIC AUTOMOTIVE – 1720 MASON AVE., DB, INC.

SONIC – LS, LLC

SONIC OF TEXAS, INC.

SRE HOLDING, LLC

Z MANAGEMENT, INC.

By:	/s/ Stephen K. Coss
Name:	Stephen K. Coss, Secretary
Title:

SAI GEORGIA, LLC (f/k/a and converted from Sonic Automotive of Georgia, Inc.)

By:	SONIC AUTOMOTIVE OF NEVADA, INC., as Sole Member

	By:	/s/ Stephen K. Coss
	Name:	Stephen K. Coss, Secretary
Title:

SONIC PEACHTREE INDUSTRIAL BLVD., L.P.

By:	SAI GEORGIA, LLC, as Sole General Partner

	By:	SONIC AUTOMOTIVE OF NEVADA, INC., as Sole Member

		By:	/s/ Stephen K. Coss
		Name:	Stephen K. Coss, Secretary
Title:

COLLATERAL AGENT:

U.S. BANK NATIONAL ASSOCIATION, as Collateral Agent

By:	/s/ Richard Prokosch
Name:	Richard Prokosch
Title:	Vice President

[Securities Pledge Agreement]

EXHIBIT A

PLEDGE AGREEMENT SUPPLEMENT

THIS PLEDGE AGREEMENT SUPPLEMENT (as from time to time amended, revised, modified, supplemented or amended and restated, this “Supplement”), dated as of             ,              is made by             , a              corporation (the “Pledgor”), and U.S. BANK NATIONAL ASSOCIATION, as Collateral Agent for each of the Holders and the Trustee (as described in the Pledge Agreement referred to below) now or hereafter party to the Indenture or a Holder of the Notes (each as defined in the Pledge Agreement referred to below). All capitalized terms used but not otherwise defined herein shall have the respective meanings assigned thereto in the Pledge Agreement (as defined below).

WHEREAS, the Pledgor is required under the terms of that certain Securities Pledge Agreement dated as of May 7, 2009 executed by the Pledgor (among others), or to which the Pledgor has been joined as a party pursuant to a Joinder Agreement, in favor of the Collateral Agent for the benefit of the Secured Parties (as from time to time amended, revised, modified, supplemented or amended and restated, the “Pledge Agreement”), to cause certain Pledged Interests held by it and listed on Annex A to this Supplement (the “Additional Interests”) to be specifically identified as subject to the Pledge Agreement; and

WHEREAS, a material part of the consideration given in connection with issuance and sale of the Notes was the obligation of the Pledgor to pledge to the Collateral Agent for the benefit of the Secured Parties the Additional Interests, whether then owned or subsequently acquired or created; and

WHEREAS, the Pledgor has acquired rights in the Additional Interests and desires to pledge, and evidence its prior pledge, to the Collateral Agent for the benefit of the Secured Parties all of the Additional Interests in accordance with the terms of the Indenture and the Pledge Agreement;

NOW, THEREFORE, the Pledgor hereby agrees as follows with the Collateral Agent, for the benefit of the Secured Parties:

The Pledgor hereby reaffirms and acknowledges the pledge and collateral assignment to, and the grant of security interest in, the Additional Interests contained in the Pledge Agreement and pledges and collaterally assigns to the Collateral Agent for the benefit of the Secured Parties, and grants to the Collateral Agent for the benefit of the Secured Parties a lien and security interest in, the Additional Interests and all of the following:

(a) all money, securities, security entitlements and other investment property, dividends, rights, general intangibles and other property at any time and from time to time (x) declared or distributed in respect of or in exchange for or on conversion of any or all of the Additional Interests or (y) by its or their terms exchangeable or exercisable for or convertible into any Additional Interest or other Pledged Interest;

(b) all other property of whatever character or description, including money, securities, security entitlements and other investment property, and general intangibles hereafter delivered to the Collateral Agent in substitution for or as an addition to any of the foregoing;

(c) all securities accounts to which may at any time be credited any or all of the foregoing or any proceeds thereof and all certificates and instruments representing or evidencing any of the foregoing or any proceeds thereof; and

(d) all proceeds of any of the foregoing; provided, however, that such pledge and collateral assignment and grant of a Lien and security interest does not extend to any Excluded Property.

The Pledgor hereby acknowledges, agrees and confirms by its execution of this Supplement that the Additional Interests constitute “Pledged Interests” under and are subject to the Pledge Agreement, and the items of property referred to in clauses (a) through (d) above (the “Additional Collateral”) shall collectively constitute “Collateral” under and are subject to the Pledge Agreement; provided, however, that Additional Collateral shall not include any Excluded Property. Each of the representations and warranties with respect to Pledged Interests and Collateral contained in the Pledge Agreement is hereby made by the Pledgor with respect to the Additional Interests and the Additional Collateral, respectively. The Pledgor further represents and warrants that Annex A attached to this Supplement contains a true, correct and complete description of the Additional Interests, and that all other documents required to be furnished to the Collateral Agent pursuant to Section 3(c) of the Pledge Agreement in connection with the Additional Collateral have been delivered or are being delivered simultaneously herewith to the Collateral Agent. The Pledgor further acknowledges that Schedule I to the Pledge Agreement shall be deemed, as to it, to be supplemented as of the date hereof to include the Additional Interests as described on Annex A to this Supplement.

The Pledgor irrevocably waives notice of acceptance of this Supplement and acknowledges that the Secured Obligations are and shall be deemed to be incurred, made and maintained, in reliance on this Supplement.

IN WITNESS WHEREOF, the Pledgor has caused this Supplement to be duly executed by its authorized officer as of the day and year first above written.

PLEDGOR:

By:
Name:
Title:

ANNEX A

(to Pledge Agreement Supplement of              dated             )

Additional Interests

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Additional Interest	Total Amount of Class or Type of Additional Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)

SCHEDULE I

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
FAA Holding Corp.	1. L Dealership Group, Inc. Texas Corporation 151278900	Common Stock	1,000	1,000	1,000	8	$0.01
FirstAmerica Automotive, Inc.	2. FAA Auto Factory, Inc. California Corporation C2058910	Common Stock	100,000	10,000	10,000	2	N/A
FirstAmerica Automotive, Inc.	3. FAA Capitol F, Inc. California Corporation C2207446	Common Stock	100,000	10,000	10,000	1	N/A

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
FirstAmerica Automotive, Inc.	4. FAA Dublin VWD, Inc. California Corporation C2007571	Common Stock	100,000	10,000	10,000	2	N/A
FirstAmerica Automotive, Inc.	5. FAA Holding Corp. California Corporation C2174202	Common Stock	100,000	10,000	10,000	2	N/A
FirstAmerica Automotive, Inc.	6. FAA Poway G, Inc. California Corporation C2069464	Common Stock	100,000	10,000	10,000	2	N/A

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
FirstAmerica Automotive, Inc.	7. FAA Santa Monica V, Inc. California Corporation C2165877	Common Stock	100,000	10,000	10,000	2	N/A
FirstAmerica Automotive, Inc.	8. FAA Torrance CPJ, Inc. California Corporation C2165823	Common Stock	100,000	10,000	10,000	2	N/A
FirstAmerica Automotive, Inc.	9. Sonic – Coast Cadillac, Inc. California Corporation C2124569	Common Stock	100,000	10,000	10,000	2	N/A
L Dealership Group, Inc.	10. Autobahn, Inc. California Corporation C1548941	Common Stock	1,000,000	400,000	400,000	2	N/A

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
L Dealership Group, Inc.	11. Stevens Creek Cadillac, Inc.	Common Stock (Class A)	750,000	230,000	230,000	10	N/A
	California Corporation C1293380	Common Stock (Class B)	250,000	-0-	-0-	N/A	N/A
SAI AL HC1, Inc.	12. SAI Montgomery CH, LLC Alabama Limited Liability Company 428-747	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
SAI AL HC1, Inc.	13. SAI Montgomery BCH, LLC Alabama Limited Liability Company 428-745	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
SAI FL HC3, Inc.	14. SAI Orlando CS, LLC Florida Limited Liability Company L08000116711	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
SAI FL HC4, Inc.	15. SAI Fort Myers VW, LLC Florida Limited Liability Company L08000116709	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
SAI FL HC7, Inc.	16. SAI Fort Myers M, LLC Florida Limited Liability Company 98000002089	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
SAI Georgia, LLC	17. SAI GA HC1, LP Georgia Limited Partnership 0224680	General Partner Interest	N/A	1.00%	1.00%	N/A	N/A
Sonic Automotive of Nevada, Inc.		Limited Partner Interest		99.00%	99.00%
SAI Georgia, LLC	18. Sonic Peachtree Industrial Blvd., L.P. Georgia Limited Partnership K739239	General Partner Interest	N/A	1.00%	1.00%	N/A	N/A
Sonic Automotive of Nevada, Inc.		Limited Partner Interest		99.00%	99.00%
SAI MD HC1, Inc.	19. SAI Rockville Imports, LLC Maryland Limited Liability Company W12796074	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
SAI OK HC1, Inc.	20. SAI Broken Arrow C, LLC Oklahoma Limited Liability Company 3512215667	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
SAI OK HC1, Inc.	21. SAI Oklahoma City C, LLC Oklahoma Limited Liability Company 3512215668	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
SAI OK HC1, Inc.	22. SAI Riverside C, LLC Oklahoma Limited Liability Company 3512215685	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
SAI TN HC1, LLC	23. SAI Nashville CSH, LLC Tennessee Limited Liability Company 0336183	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
SAI TN HC1, Inc.	24. SAI Nashville M, LLC Tennessee Limited Liability Company 0336182	LLC Interest (Class A Units)	1	1	1	N/A	N/A
SAI TN HC1, Inc.		LLC Interest (Class B Units)	99	99	99
SAI TN HC2, LLC	25. SAI Nashville Motors, LLC Tennessee Limited Liability Company 0566970	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
Sonic Automotive, Inc.	26. Arngar, Inc. North Carolina Corporation 0005612	Common Stock	100,000	1,333	1,333	14	N/A
Sonic Automotive, Inc.	27. Cornerstone Acceptance Corporation Florida Corporation 593532504	Common Stock	1,000	100	100	2	N/A
Sonic Automotive, Inc.	28. FirstAmerica Automotive, Inc. Delaware Corporation 2761294	Common Stock	1,000	100	100	2	$1.00

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
Sonic Automotive, Inc.	29. Fort Mill Ford, Inc. South Carolina Corporation	Common Stock	10,000	2,700	2,700	13	N/A
Sonic Automotive, Inc.	30. Fort Myers Collision Center, LLC Florida Limited Liability Company 593659948	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
Sonic Automotive, Inc.	31. Frontier Oldsmobile-Cadillac, Inc. North Carolina Corporation 0233650	Common Stock	200,000	200	200	4	$0.50

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
Sonic Automotive, Inc.	32. Massey Cadillac, Inc. Tennessee Corporation 0230052	Common Stock	1,000	100	100	5	N/A
Sonic Automotive, Inc.	33. Royal Motor Company, Inc. Alabama Corporation D/C 134-171	Common Stock	100,000	100	100	5	$0.10
Sonic Automotive, Inc.	34. SAI AL HC1, Inc. Alabama Corporation D/C 206-272	Common Stock	1,000	100	100	1	N/A
Sonic Automotive, Inc.	35. SAI AL HC2, Inc. Alabama Corporation D/C 199-217	Common Stock	1,000	100	100	1	N/A

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
Sonic Automotive, Inc.	36. SAI Charlotte M, LLC North Carolina Limited Liability Company 0433486	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
Sonic Automotive, Inc.	37. SAI Columbus Motors, LLC Ohio Limited Liability Company CP13127	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
Sonic Automotive, Inc.	38. SAI Columbus VWK, LLC Ohio Limited Liability Company CP13130	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
Sonic Automotive, Inc.	39. SAI FL HC2, Inc. Florida Corporation P98000016038	Common Stock	1,000	100	100	2	N/A
Sonic Automotive, Inc.	40. SAI FL HC3, Inc. Florida Corporation P98000064012	Common Stock	1,000	100	100	2	N/A
Sonic Automotive, Inc.	41. SAI FL HC4, Inc. Florida Corporation P98000064009	Common Stock	1,000	100	100	2	N/A

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
Sonic Automotive, Inc.	42. SAI FL HC6, Inc. Florida Corporation 593552436	Common Stock	1,000	100	100	2	N/A
Sonic Automotive, Inc.	43. SAI FL HC7, Inc. Florida Corporation 592214873	Common Stock	500	500	500	21	$1.00
Sonic Automotive, Inc.	44. SAI MD HC1, Inc. Maryland Corporation D05310776	Common Stock	1,000	100	100	2	N/A

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
Sonic Automotive, Inc.	45. Sonic Agency, Inc. Michigan Corporation 35010C	Common Stock	1,000	100	100	1	N/A
Sonic Automotive, Inc.	46. Sonic Automotive F&I, LLC Nevada Limited Liability Company LLC8620-1999	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
Sonic Automotive, Inc.	47. Sonic Automotive of Nevada, Inc. Nevada Corporation C18014-1997	Common Stock	10,000	1,000	1,000	1	$0.01

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
Sonic Automotive, Inc.	48. Sonic Automotive Support, LLC Nevada Limited Liability Company LLC19412-2003	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
Sonic Automotive, Inc.	49. Sonic Automotive West, LLC Nevada Limited Liability Company LLC9139-1999	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
Sonic Automotive, Inc.	50. Sonic Automotive - 1720 Mason Ave., DB, Inc. Florida Corporation 593523303	Common Stock	1,000	100	100	1	N/A

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
Sonic Automotive, Inc.	51. Sonic Automotive-3700 West Broad Street, Columbus, Inc. Ohio Corporation CP13131	Common Stock	1,000	100	100	1	$0.01
Sonic Automotive, Inc.	52. Sonic Automotive-4000 West Broad Street, Columbus, Inc. Ohio Corporation CP13126	Common Stock	1,000	100	100	1	$0.01
Sonic Automotive, Inc.	53. Sonic Automotive - 6008 N. Dale Mabry, FL, Inc. Florida Corporation 593535965	Common Stock	1,000	100	100	1	N/A

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
Sonic Automotive, Inc.	54. Sonic Calabasas M, Inc. California Corporation C2975101	Common Stock	1,000	100	100	1	N/A
Sonic Automotive, Inc.	55. Sonic – Calabasas V, Inc. California Corporation C2501983	Common Stock	1,000	100	100	1	N/A
Sonic Automotive, Inc.	56. Sonic–Capitol Cadillac, Inc. Michigan Corporation 26619C	Common Stock	1,000	100	100	1	N/A
Sonic Automotive, Inc.	57. Sonic–Capitol Imports, Inc. South Carolina Corporation	Common Stock	1,000	100	100	1	N/A

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
Sonic Automotive, Inc.	58. Sonic – Carson F, Inc. California Corporation C2375909	Common Stock	1,000	100	100	1	N/A
Sonic Automotive, Inc.	59. Sonic – Carson LM, Inc. California Corporation C2375100	Common Stock	1,000	100	100	1	N/A
Sonic Automotive, Inc.	60. Sonic Development, LLC North Carolina Limited Liability Company 0483658	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
Sonic Automotive, Inc.	61. Sonic Divisional Operations, LLC Nevada Limited Liability Company LLC26157-2004	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
Sonic Automotive, Inc.	62. Sonic – Downey Cadillac, Inc. California Corporation C2375896	Common Stock	1,000	100	100	2	N/A
Sonic Automotive, Inc.	63. Sonic – Englewood M, Inc. Colorado Corporation 20021021611	Common Stock	1,000	100	100	1	N/A

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
Sonic Automotive, Inc.	64. Sonic – Fort Mill Dodge, Inc. South Carolina Corporation	Common Stock	1,000	1,000	1,000	3	N/A
Sonic Automotive, Inc.	65. Sonic Fremont, Inc. California Corporation C2935225	Common Stock	1,000	100	100	1	N/A
Sonic Automotive, Inc.	66. Sonic - Las Vegas C East, LLC Nevada Limited Liability Company LLC7435-2000	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
Sonic Automotive, Inc.	67. Sonic - Las Vegas C West, LLC Nevada Limited Liability Company LLC7434-2000	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
Sonic Automotive, Inc.	68. Sonic - Lloyd Pontiac - Cadillac, Inc. Florida Corporation 593560058	Common Stock	1,000	100	100	1	N/A
Sonic Automotive, Inc.	69. Sonic – Lone Tree Cadillac, Inc. Colorado Corporation 20021021609	Common Stock	1,000	100	100	1	N/A

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
Sonic Automotive, Inc.	70. Sonic – Massey Chevrolet, Inc. California Corporation C2375359	Common Stock	1,000	100	100	1	N/A
Sonic Automotive, Inc.	71. Sonic – Massey Pontiac Buick GMC, Inc. Colorado Corporation 20021021616	Common Stock	1,000	100	100	1	N/A
Sonic Automotive, Inc.	72. Sonic - Newsome Chevrolet World, Inc. South Carolina Corporation	Common Stock	1,000	100	100	2	N/A
Sonic Automotive, Inc.	73. Sonic - North Charleston, Inc. South Carolina Corporation	Common Stock	1,000	100	100	1	N/A

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
Sonic Automotive, Inc.	74. Sonic - North Charleston Dodge, Inc. South Carolina Corporation	Common Stock	1,000	100	100	1	N/A
Sonic Automotive, Inc.	75. Sonic of Texas, Inc. Texas Corporation 150782300	Common Stock	1,000	100	100	1	N/A
Sonic Automotive, Inc.	76. Sonic – Plymouth Cadillac, Inc. Michigan Corporation 26618C	Common Stock	1,000	100	100	1	N/A
Sonic Automotive, Inc.	77. Sonic Resources, Inc. Nevada Corporation C24652-2001	Common Stock	1,000	100	100	2	N/A

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
Sonic Automotive, Inc.	78. Sonic – Sanford Cadillac, Inc. Florida Corporation 010595473	Common Stock	1,000	100	100	1	N/A
Sonic Automotive, Inc.	79. Sonic Santa Monica M, Inc. California Corporation C2727452	Common Stock	1,000	100	100	1	N/A
Sonic Automotive, Inc.	80. Sonic Santa Monica S, Inc. California Corporation C2788444	Common Stock	1,000	100	100	1	N/A
Sonic Automotive, Inc.	81. Sonic–Saturn of Silicon Valley, Inc. California Corporation C2547838	Common Stock	1,000	100	100	1	N/A

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
Sonic Automotive, Inc.	82. Sonic-Volvo LV, LLC Nevada Limited Liability Company LLC6829-1999	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
Sonic Automotive, Inc.	83. Sonic Walnut Creek M, Inc. California Corporation C2508517	Common Stock	1,000	100	100	2	N/A
Sonic Automotive, Inc.	84. Sonic - Williams Cadillac, Inc. Alabama Corporation D/C 199-219	Common Stock	1,000	100	100	1	N/A

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
Sonic Automotive, Inc.	85. Sonic Wilshire Cadillac, Inc. California Corporation C2882071	Common Stock	1,000	100	100	1	N/A
Sonic Automotive, Inc.	86. SRE Holding, LLC North Carolina Limited Liability Company 551475	LLC Intereset	N/A	100.00%	100.00%	N/A	N/A
Sonic Automotive, Inc.	87. Town and Country Ford, Incorporated North Carolina Corporation 0148959	Common Stock	2,000	471.25	471.25	75	N/A

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
Sonic Automotive, Inc.	88. Village Imported Cars, Inc. Maryland Corporation D00308593d	Common Stock	3,000	1,567	1,567	13	N/A
Sonic Automotive, Inc.	89. Z Management, Inc. Colorado Corporation 19911043768	Common Stock	500,000	30,000	30,000	3	$10.00
Sonic Automotive, Inc.	90. SAI OK HC1, Inc.	Common Stock	1,000	400	100	2	N/A
Sonic Automotive of Nevada, Inc.	Oklahoma Corporation 1900632183	Common Stock			297	3
SAI Georgia, LLC		Common Stock			3	4

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
Sonic Automotive of Nevada, Inc.	91. SAI Georgia, LLC Georgia Limited Liability Company 08094603	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
Sonic Automotive of Nevada, Inc.	92. SAI TN HC1, LLC Tennessee Limited Liability Company 0336184	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
Sonic Automotive of Nevada, Inc.	93. SAI TN HC2, LLC Tennessee Limited Liability Company 0336185	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
Sonic Automotive of Nevada, Inc.	94. SAI TN HC3, LLC Tennessee Limited Liability Company 0336184	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
Sonic Automotive - 1720 Mason Ave., DB, Inc.	95. Sonic Automotive - 1720 Mason Ave., DB, LLC Florida Limited Liability Company 571072509	LLC Interest (Units)	100	100	100	N/A	N/A
Sonic – LS, LLC	96. Sonic – LS Chevrolet, L.P.	General Partner Interest	N/A	.10%	.10%	N/A	N/A
Sonic Automotive West, LLC	Texas Limited Partnership 11958210	Limited Partner Interest	N/A	99.90%	99.90%

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
Sonic of Texas, Inc.	97. Sonic Advantage PA, L.P.	General Partner Interest	N/A	1.00%	1.00%	N/A	N/A
Sonic Automotive of Nevada, Inc.	Texas Limited Partnership 800235623	Limited Partner Interest	N/A	99.00%	99.00%
Sonic of Texas, Inc.	98. Sonic Automotive of Texas, L.P.	General Partner Interest	N/A	1.00%	1.00%	N/A	N/A
Sonic Automotive of Nevada, Inc.	Texas Limited Partnership 11324210	Limited Partner Interest	N/A	99.00%	99.00%
Sonic of Texas, Inc.	99. Sonic Automotive - 3401 N. Main, TX, L.P.	General Partner Interest	N/A	1.00%	1.00%	N/A	N/A
Sonic Automotive of Nevada, Inc.	Texas Limited Partnership 11376510	Limited Partner Interest	N/A	99.00%	99.00%

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
Sonic of Texas, Inc.	100. Sonic Automotive - 4701 I-10 East, TX, L.P.	General Partner Interest	N/A	1.00%	1.00%	N/A	N/A
Sonic Automotive of Nevada, Inc.	Texas Limited Partnership 11345010	Limited Partner Interest	N/A	99.00%	99.00%
Sonic of Texas, Inc.	101. Sonic – Cadillac D, L.P.	General Partner Interest	N/A	1.00%	1.00%	N/A	N/A
Sonic Automotive of Nevada, Inc.	Texas Limited Partnership 800061917	Limited Partner Interest	N/A	99.00%	99.00%

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
Sonic of Texas, Inc.	102. Sonic – Camp Ford, L.P.	General Partner Interest	N/A	1.00%	1.00%	N/A	N/A
Sonic Automotive of Nevada, Inc.	Texas Limited Partnership 12312610	Limited Partner Interest	N/A	99.00%	99.00%
Sonic of Texas, Inc.	103. Sonic – Carrollton V, L.P.	General Partner Interest	N/A	1.00%	1.00%	N/A	N/A
Sonic Automotive of Nevada, Inc.	Texas Limited Partnership 13894610	Limited Partner Interest	N/A	99.00%	99.00%
Sonic of Texas, Inc.	104. Sonic–Clear Lake Volkswagen, L.P.	General Partner Interest	N/A	1.00%	1.00%	N/A	N/A
Sonic Automotive of Nevada, Inc.	Texas Limited Partnership 800207889	Limited Partner Interest	N/A	99.00%	99.00%

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
Sonic of Texas, Inc.	105. Sonic – Frank Parra Autoplex, L.P.	General Partner Interest	N/A	1.00%	1.00%	N/A	N/A
Sonic Automotive of Nevada, Inc.	Texas Limited Partnership 800079059	Limited Partner Interest	N/A	99.00%	99.00%
Sonic of Texas, Inc.	106. Sonic Houston JLR, LP	General Partner Interest	N/A	1.00%	1.00%	N/A	N/A
Sonic Automotive of Nevada, Inc.	Texas Limited Partnership 800735509	Limited Partner Interest		99.00%	99.00%
Sonic of Texas, Inc.	107. Sonic Houston LR, L.P.	General Partner Interest	N/A	1.00%	1.00%	N/A	N/A
Sonic Automotive of Nevada, Inc.	Texas Limited Partnership 800236309	Limited Partner Interest	N/A	99.00%	99.00%

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
Sonic of Texas, Inc.	108. Sonic – Houston V, L.P	General Partner Interest	N/A	1.00%	1.00%	N/A	N/A
Sonic Automotive of Nevada, Inc.	Texas Limited Partnership 15286810	Limited Partner Interest	N/A	99.00%	99.00%
Sonic of Texas, Inc.	109. Sonic–Jersey Village Volkswagen, L.P.	General Partner Interest	N/A	1.00%	1.00%	N/A	N/A
Sonic Automotive of Nevada, Inc.	Texas Limited Partnership 800207902	Limited Partner Interest	N/A	99.00%	99.00%
Sonic of Texas, Inc.	110. Sonic – LS, LLC Delaware Limited Liability Company 3440418	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
Sonic of Texas, Inc.	111. Sonic – Mesquite Hyundai, L.P.	General Partner Interest	N/A	1.00%	1.00%	N/A	N/A
Sonic Automotive of Nevada, Inc.	Texas Limited Partnership 800087803	Limited Partner Interest	N/A	99.00%	99.00%
Sonic of Texas, Inc.	112. Sonic Momentum JVP, L.P.	General Partner Interest	N/A	1.00%	1.00%	N/A	N/A
Sonic Automotive of Nevada, Inc.	Texas Limited Partnership 800235475	Limited Partner Interest	N/A	99.00%	99.00%
Sonic of Texas, Inc.	113. Sonic Momentum VWA, L.P.	General Partner Interest	N/A	1.00%	1.00%	N/A	N/A
Sonic Automotive of Nevada, Inc.	Texas Limited Partnership 800207910	Limited Partner Interest	N/A	99.00%	99.00%

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
Sonic of Texas, Inc.	114. Sonic - Reading, L.P.	General Partner Interest	N/A	1.00%	1.00%	N/A	N/A
Sonic Automotive of Nevada, Inc.	Texas Limited Partnership 12032210	Limited Partner Interest	N/A	99.00%	99.00%
Sonic of Texas, Inc.	115. Sonic – Richardson F, L.P.	General Partner Interest	N/A	1.00%	1.00%	N/A	N/A
Sonic Automotive of Nevada, Inc.	Texas Limited Partnership 14037410	Limited Partner Interest	N/A	99.00%	99.00%
Sonic of Texas, Inc.	116. Sonic – University Park A, L.P.	General Partner Interest	N/A	1.00%	1.00%	N/A	N/A
Sonic Automotive of Nevada, Inc.	Texas Limited Partnership 13748310	Limited Partner Interest	N/A	99.00%	99.00%

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
Sonic of Texas, Inc.	117. SRE Texas-1, L.P.	General Partner Interest	N/A	1.00%	1.00%	N/A	N/A
Sonic Automotive of Nevada, Inc.	Texas Limited Partnership 13523310	Limited Partner Interest		99.00%	99.00%
Sonic of Texas, Inc.	118. SRE Texas-2, L.P.	General Partner Interest	N/A	1.00%	1.00%	N/A	N/A
Sonic Automotive of Nevada, Inc.	Texas Limited Partnership 13523410	Limited Partner Interest		99.00%	99.00%
Sonic of Texas, Inc.	119. SRE Texas-3, L.P.	General Partner Interest	N/A	1.00%	1.00%	N/A	N/A
Sonic Automotive of Nevada, Inc.	Texas Limited Partnership 13523510	Limited Partner Interest		99.00%	99.00%

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
Sonic of Texas, Inc.	120. SRE Texas-4, L.P.	General Partner Interest	N/A	1.00%	1.00%	N/A	N/A
Sonic Automotive of Nevada, Inc.	Texas Limited Partnership 800048705	Limited Partner Interest		99.00%	99.00%
Sonic of Texas, Inc.	121. SRE Texas – 5, L.P.	General Partner Interest	N/A	1.00%	1.00%	N/A	N/A
Sonic Automotive of Nevada, Inc.	Texas Limited Partnership 800048740	Limited Partner Interest		99.00%	99.00%
Sonic of Texas, Inc.	122. SRE Texas-6, L.P.	General Partner Interest	N/A	1.00%	1.00%	N/A	N/A
Sonic Automotive of Nevada, Inc.	Texas Limited Partnership 800048741	Limited Partner Interest		99.00%	99.00%

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
Sonic of Texas, Inc.	123. SRE Texas – 7, L.P.	General Partner Interest	N/A	1.00%	1.00%	N/A	N/A
Sonic Automotive of Nevada, Inc.	Texas Limited Partnership 800048742	Limited Partner Interest		99.00%	99.00%
Sonic of Texas, Inc.	124. SRE Texas-8, L.P.	General Partner Interest	N/A	1.00%	1.00%	N/A	N/A
Sonic Automotive of Nevada, Inc.	Texas Limited Partnership 800048743	Limited Partner Interest		99.00%	99.00%
Sonic Peachtree Industrial Blvd., L.P.	125. Sonic Automotive 5260 Peachtree Industrial Blvd., LLC Georgia Limited Liability Company K734665	LLC Interest (Units)	100	100	100	N/A	N/A

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
SRE Holding, LLC	126. SRE Alabama – 2, LLC Alabama Limited Liability Company 670-275	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
SRE Holding, LLC	127. SRE Alabama-5, LLC Alabama Limited Liability Company DLL691-622	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
SRE Holding, LLC	128. SRealEstate Arizona-2, LLC Arizona Limited Liability Company L09512522	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
SRE Holding, LLC	129. SRealEstate Arizona-3, LLC Arizona Limited Liability Company L09512828	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
SRE Holding, LLC	130. SRE California – 1, LLC California Limited Liability Company 200202910110	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
SRE Holding, LLC	131. SRE California-2, LLC California Limited Liability Company 200202910111	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
SRE Holding, LLC	132. SRE California – 4, LLC California Limited Liability Company 200202810144	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
SRE Holding, LLC	133. SRE Colorado – 1, LLC Colorado Limited Liablity Company 20021330518	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
SRE Holding, LLC	134. SRE Florida-1, LLC Florida Limited Liability Company L00000006050	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
SRE Holding, LLC	135. SRE Florida-2, LLC Florida Limited Liability Company L00000006045	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
SRE Holding, LLC	136. SRE North Carolina-2, LLC North Carolina Limited Liability Company 682830	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
SRE Holding, LLC	137. SRE Oklahoma-1, LLC Oklahoma Limited Liability Company 3500697104	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
SRE Holding, LLC	138. SRE Oklahoma – 2, LLC Oklahoma Limited Liability Company 3500697105	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
SRE Holding, LLC	139. SRE Oklahoma-5, LLC Oklahoma Limited Liability Company 3500697108	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
SRE Holding, LLC	140. SRE South Carolina-3, LLC South Carolina Limited Liability Company	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
SRE Holding, LLC	141. SRE South Carolina – 4, LLC South Carolina Limited Liability Company	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
SRE Holding, LLC	142. SRE Tennessee - 4, LLC Tennessee Limited Liability Company 0450279	LLC Interest	N/A	100.00%	100.00%	N/A	N/A
SRE Holding, LLC	143. SRE Virginia - 1, LLC Virginia Limited Liability Company SO50246-0	LLC Interest	N/A	100.00%	100.00%	N/A	N/A

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)
Z Management, Inc.	144. Mountain States Motors Co., Inc. Colorado Corporation 19911043766	Common Stock	500,000	30,000	30,000	1	$10.00

SCHEDULE II

Name and Address of Pledgor	Type of Person	Jurisdiction of Formation of Pledgor	Jurisdiction of Formation Identification Number
FAA Holding Corp. 6415 Idlewild Road, Suite 109 Charlotte, NC 28212	Corporation	California	C2174202

FirstAmerica Automotive, Inc. 6415 Idlewild Road, Suite 109 Charlotte, NC 28212	Corporation	Delaware	2761294

L Dealership Group, Inc. 6415 Idlewild Road, Suite 109 Charlotte, NC 28212	Corporation	Texas	151278900

SAI AL HC1, Inc. 6415 Idlewild Road, Suite 109 Charlotte, NC 28212	Corporation	Alabama	206-272

SAI FL HC3, Inc. 6415 Idlewild Road, Suite 109 Charlotte, NC 28212	Corporation	Florida	P98000064012

SAI FL HC4, Inc. 6415 Idlewild Road, Suite 109 Charlotte, NC 28212	Corporation	Florida	P98000064009

SAI FL HC7, Inc. 6415 Idlewild Road, Suite 109 Charlotte, NC 28212	Corporation	Florida	F86660

SAI Georgia, LLC 6415 Idlewild Road, Suite 109 Charlotte, NC 28212	Limited Liability Company	Georgia	08094603

SAI MD HC1, Inc. 6415 Idlewild Road, Suite 109 Charlotte, NC 28212	Corporation	Maryland	D05310776

SAI OK HC1, Inc. 6415 Idlewild Road, Suite 109 Charlotte, NC 28212	Corporation	Oklahoma	1900632183

SAI TN HC1, LLC 6415 Idlewild Road, Suite 109 Charlotte, NC 28212	Limited Liability Company	Tennessee	0336184

SAI TN HC2, LLC 6415 Idlewild Road, Suite 109 Charlotte, NC 28212	Limited Liability Company	Tennessee	0336185

Sonic Automotive, Inc. 6415 Idlewild Road, Suite 109 Charlotte, NC 28212	Corporation	Delaware	2714319

Name and Address of Pledgor	Type of Person	Jurisdiction of Formation of Pledgor	Jurisdiction of Formation Identification Number
Sonic Automotive of Nevada, Inc. 6415 Idlewild Road, Suite 109 Charlotte, NC 28212	Corporation	Nevada	C18014-1997

Sonic Automotive – 1720 Mason Ave., DB, Inc. 6415 Idlewild Road, Suite 109 Charlotte, NC 28212	Corporation	Florida	593523303

Sonic Automotive West, LLC 6415 Idlewild Road, Suite 109 Charlotte, NC 28212	Corporation	Nevada	LLC9139-1999

Sonic – LS, LLC 6415 Idlewild Road, Suite 109 Charlotte, NC 28212	Limited Liability Company	Delaware	3440418

Sonic of Texas, Inc. 6415 Idlewild Road, Suite 109 Charlotte, NC 28212	Corporation	Texas	150782300

Sonic Peachtree Industrial Blvd., L.P. 6415 Idlewild Road, Suite 109 Charlotte, NC 28212	Limited Partnership	Georgia	K739239

SRE Holding, LLC 6415 Idlewild Road, Suite 109 Charlotte, NC 28212	Limited Liability Company	North Carolina	551475

Z Management, Inc. 6415 Idlewild Road, Suite 109 Charlotte, NC 28212	Corporation	Colorado	19911043768